Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard Joseph, President and Chief Executive Officer (Principal Executive Officer) of Mercer Funds (the “Registrant”), certifies to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ Richard Joseph
Richard Joseph
President and Chief Executive Officer
(Principal Executive Officer)
Mercer Funds

Date: November 19, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Stephen Gouthro, Vice President, Treasurer and Chief Financial Officer of Mercer Funds (the “Registrant”), certifies to the best of her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2019 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ Stephen Gouthro
Stephen Gouthro
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)
Mercer Funds

Date: November 19, 2019

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.